UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): September 26, 2000
                                                   (September 25, 2000)


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


            0-29630                                        N/A
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     (Commission File Number)                (IRS Employer Identification No.)

East Anton, Andover, Hampshire SP10 5RG England
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(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code              44-1264-333455
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On September 25, 2000, Shire Pharmaceuticals Group plc (the "Company"), Yamanouchi Group Holdings, Inc. (the "Selling Shareholder") and Bear, Stearns & Co. Inc. entered into an underwriting agreement (the "Underwriting Agreement"), in connection with the offering (the "Offering") of 5,263,902 American Depositary Shares representing 15,791,706 ordinary shares, nominal value 5p per ordinary share, of the Company by the Selling Shareholder.

     The Offering is being made pursuant to the Company's Registration Statement on Form S-3 (File No. 333-39702) (the "Registration Statement") under the Securities Act of 1933, as amended. The Registration Statement provides that the Selling Shareholder may from time to time offer, in the aggregate, up to 15,791,706 ordinary shares, nominal value 5p per ordinary share, of the Company, which may be sold in the form of American Depositary Shares.

     The description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

     (c) Exhibits:

          1.1 - Underwriting Agreement, dated September 25, 2000, among the Company, the Selling Shareholder and Bear, Stearns & Co. Inc.





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                                      -2-

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2000           SHIRE PHARMACEUTICALS GROUP PLC



                                    By: /s/ Angus Russell
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                                  EXHIBIT INDEX


Exhibit Number    Description

     1.1 Underwriting Agreement, dated September 25, 2000, among the Company, Yamanouchi Group Holdings, Inc. and Bear, Stearns & Co. Inc.